UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – March 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2015

Vanguard PRIMECAP Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
				Total
				Returns
Vanguard PRIMECAP Fund
Investor Shares				7.60%
Admiral™ Shares				7.64
S&P 500 Index				5.93
Multi-Cap Growth Funds Average				8.85
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$104.16	$105.16	$1.160	$5.708
Admiral Shares	108.08	108.97	1.403	5.913

1

Chairman’s Letter

Dear Shareholder,

The investment environment for the six months ended March 31, 2015, was rewarding, but those rewards didn’t come easily. Corporate earnings and economic data didn’t always offer clear direction. And speculation over the Federal Reserve’s next move often sent the broad market scurrying.

Vanguard PRIMECAP Fund ended the half year with more successes than setbacks. The fund recorded a return of 7.60% for Investor Shares and 7.64% for Admiral Shares, ahead of the benchmark Standard & Poor’s 500 Index but behind the average return of multi-capitalization growth peer funds.

Health care and information technology, the two sectors the PRIMECAP Fund is most committed to, delivered demonstrably different performances. Although health care remained a fund stalwart, technology suffered. Industrial and consumer discretionary stocks picked up some of the slack.

The Fed’s cautious approach has helped the U.S. stock market
The broad U.S. stock market returned about 7% for the six months. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how it would affect the profits of U.S.-based multinational corporations.

2

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside of the United States generally advanced.

The developed markets of the Pacific, particularly Japan, were especially strong.

Bond prices received a boost from central bank stimulus

Bond prices also were supported by accommodative monetary policies from the world’s central banks and investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, although results faded later in the period as more bonds were issued.

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Health care led, technology lagged as the fund stuck to its strategy

The PRIMECAP Fund bears little resemblance to its benchmark. The fund’s advisor, PRIMECAP Management Company, maintained exposures of more than 30% each, on average, to health care and technology stocks during the period. PRIMECAP’s allocation to five of the ten industry sectors totaled about 6%.

This type of lineup is nothing new for the fund, as the advisor has long favored health care and technology stocks. These sectors, where innovation and patience are crucial to success, match up nicely with the advisor’s careful research methods and long-term investment strategy.

When PRIMECAP Management invests in stocks of companies that meet its strict criteria, it generally does so for years, rather than months, at a time. If it believes a company is sound, its prospects bright, and its management team sharp, the

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.44%	0.35%	1.28%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.43% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Growth Funds.

4

advisor tends to hold on, even amid occasional detours through short-term underperformance.

Health care was the largest contributor over the period, adding more than 4 percentage points to the fund’s return––twice that of any other sector. This outperformance was mostly a result of a large allocation to the sector and its biotechnology holdings. And it’s a tribute to PRIMECAP Management, which recently added James Marchetti to its roster of distinguished portfolio managers. The biotechnology firms the advisor focused on cultivate rich drug pipelines that are

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

5

quite productive now or are expected to be in the years ahead. The fund’s pharmaceutical companies generated spottier results, however.

As a group, technology holdings produced tepid results, posting returns of less than 1%. By comparison, the technology stocks held by the benchmark gained almost 6%.

The PRIMECAP Fund’s stock selection was strongest in the industrial sector, where its holdings returned close to 14%, more than double those in the benchmark. Most of the outperformance came from airlines, where pricing advantages have benefited some larger firms and lower fuel prices have generally improved profitability in the industry.

The fund’s consumer discretionary holdings also lifted performance. Household appliance firms and apparel and automotive retailers stood out, as shoppers appeared to grow more confident. The drop in oil prices, however, pummeled the energy sector. Although the PRIMECAP Fund’s energy stocks declined more steeply than those of the benchmark, the advisor’s small exposure to the sector worked in its favor.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Our commitment to balanced investing has roots reaching back many decades

On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all of these principles since its founding, one of them—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard WellingtonTM Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

6

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on their portfolio’s risks and returns. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer April 13, 2015

7

Advisor’s Report

For the six months ended March 31, 2015, Vanguard PRIMECAP Fund returned 7.60% for Investor Shares and 7.64% for Admiral Shares, exceeding the 5.93% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, while trailing the 8.85% average return of its multi-capitalization growth fund competitors. Relative to the benchmark, the fund’s outperformance was attributable to its overweight position in health care, the top-contributing sector, and its underweight position in energy, the worst-performing sector. Stock selection was neutral to the fund’s relative results, with strong selection in industrials and consumer discretionary offset by unfavorable selection in information technology and energy.

The investment environment

Over the six months, U.S. equities continued to appreciate, and the S&P 500 Index reached a new high during the first quarter of 2015. Small-capitalization stocks, as measured by the Russell 2000 Index, widely outperformed large-caps, as measured by the Russell 1000 Index. Within each index, stocks with higher price/earnings ratios and higher forecasted growth rates outperformed stocks with lower P/E ratios and lower forecasted growth rates.

The U.S. economy continued to expand, as real gross domestic product (GDP) grew 5.0% in the third quarter of 2014 and 2.2% in the fourth quarter. The labor market improved further, with the unemployment rate declining over the period to 5.5%, the lowest level since May 2008. Inflation remained low, in part because of falling energy prices; the gasoline component of the Consumer Price Index declined 33% from February 2014 to February 2015. Lower gasoline prices contributed to improving consumer confidence and a higher savings rate over the past several months. The U.S. dollar strengthened, notably against the euro, which declined from $1.26 on September 30 to $1.08 on March 31 as the European Central Bank began buying sovereign bonds. The strong dollar hurt U.S. exporters, including many of the fund’s information technology companies, by increasing the cost of their dollar-denominated products and services sold in countries whose currencies have depreciated against the dollar or by reducing the dollar value of their products and services sold in foreign currencies.

The Federal Reserve concluded its asset purchase program in October. In March, 15 of 17 participants in the Fed’s policymaking Federal Open Market Committee indicated that it would be appropriate to begin increasing the target range in 2015 for the federal funds rate, currently at 0%–0.25%.

On the geopolitical front, in early April the United States and five other world powers reached a controversial preliminary deal with Iran to limit its nuclear program in exchange for lifting economic sanctions. The Middle East remained mired in conflict, with civil wars in Yemen, Syria, and Iraq. In Africa, one terrorist group, Boko Haram, massacred civilians in Nigeria, and another, Al-Shabaab, did the same in Kenya.

8

Outlook for U.S. equities

We are less optimistic on the outlook for U.S. equities than we have been in recent years, though we continue to find individual stocks that are attractively valued. We also believe that stocks are a more attractive investment than bonds at current prices. As of March 31, the S&P 500 Index was trading for approximately 17.3 times 2015 consensus estimated earnings per share of $120, a higher level than the average of the past 15 years. The index also appears more expensive on a price-to-sales multiple basis, because profit margins are near record highs.

Portfolio update and outlook

For the six-month period, the portfolio was overweight in health care, information technology, and industrials. These sectors made up about three-quarters of the fund’s holdings on average (compared with about 45% of the benchmark’s), including the fund’s ten largest holdings.

The fund’s outperformance was a result of favorable sector allocations, notably an overweighting of health care and underweighting of energy. Positive stock selection in industrials and consumer discretionary was offset by unfavorable selection in information technology and energy. In industrials, Alaska Air Group (+53%), American Airlines Group (+49%), United Continental Holdings (+44%), and Southwest Airlines (+32%) accounted for most of the outperformance.

The largest positive contributors in consumer discretionary were Sony (+48%), L Brands (+45%), Ross Stores (+40%), Whirlpool (+40%), Carnival (+20%), and TJX (+19%). These positives were partly offset by unfavorable stock selection in information technology, including Micron (–21%), NetApp (–17%), EMC (–12%), Microsoft (–11%), and Hewlett-Packard (–11%), along with an underweight position in Apple (+25%). In energy, unfavorable selection was led by Transocean (–51%) and Noble Energy (–28%).

Health care

We remain confident in the fundamental long-term outlook for the health care industry. Increasing worldwide demand for its products will be driven by demographic trends and by the industry’s ability to develop more effective therapies for a range of diseases and conditions. For example, Biogen recently reported positive data in an early-stage trial studying its Alzheimer’s disease treatment, rekindling researcher and investor enthusiasm in the potential of this class of drug. Eli Lilly, one of the fund’s top ten holdings, has a similar promising drug in late-stage clinical trials. Another area of tremendous progress is in the treatment of hepatitis C virus liver infections. Five years ago, the standard treatment for this deadly disease consisted of a year-long regimen, including hard-to-tolerate weekly injections, and the resulting cure rate was about 50%. Recently, Gilead and Abbvie received FDA approval for their oral therapies, which can achieve cure rates of about 95% in as little as eight to 12 weeks, and further improvements are on the horizon.

9

Although our long-term outlook for health care is positive, it is tempered by increasing concerns about reimbursement and pricing for approved drugs and biologics. Payers recently have been able to extract higher-than-expected pricing concessions from Abbvie and Gilead as they competed for share with their new hepatitis C drugs. This has made investors concerned that pricing pressure may similarly make its way into other therapeutic areas, such as diabetes, rheumatoid arthritis, and multiple sclerosis.

Ultimately, we feel that high-value therapies that are unique in the market and substantially improve patient outcomes will continue to garner favorable pricing from reimbursement authorities. As we think ahead to our stock positioning in health care, we will focus even more on the more innovative biotechnology/ pharmaceutical companies with the most distinctive pipelines. Given the uncertain pricing outlook, we feel that it might be harder for the large biotech and pharmaceutical groups to maintain their relative outperformance. Increasingly, we see more attractive opportunities in other health care areas, such as life science research tools and diagnostics.

Information technology

We continue to believe that many of the fund’s information technology holdings are attractively valued. The price-to-earnings multiple of the sector relative to that of the broader S&P 500 Index is near a multidecade low. The tech companies in the index are also far better capitalized than companies in other sectors. Many of the fund’s tech holdings have considerable percentages of their market capitalization in net cash on their balance sheets. Valuations for these holdings, which are already at reasonable multiples, are even more attractive when their net cash balances are considered.

A fundamental technology shift occurring today is the transition from client-server to internet-based, or cloud, architectures, which allow users to rent software applications and computing resources and use them over the internet. This model is more flexible than the traditional one of buying perpetual or term-based licenses to software and running the applications on local servers. We believe that Microsoft and Intel, which are nearly synonymous with the client-server era of computing, are good examples of companies that are evolving to remain relevant. Microsoft has reengineered and repriced many of its software applications to be delivered as cloud services, while the servers that power the cloud’s data centers overwhelmingly use Intel processors.

Industrials

Within industrials, we still find the airline industry attractive for equity investment despite its recent outperformance. The industry has consolidated significantly over the past decade, and today the four largest airlines constitute roughly 85% of industry capacity. Capacity has been reduced by 9% since 2007, and utilization is at historical highs, giving the airlines the opportunity to raise ticket prices. Furthermore, the industry has established new, high-margin secondary revenue streams, which are becoming significant drivers of profitability. Finally, the recent

10

drop in crude oil prices has been a major boost to the airlines, as jet fuel averages roughly 25% of an airline’s costs.

Conclusion

We remain committed to our investment philosophy, which is to invest in attractively priced individual stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for investors over the long term.

PRIMECAP Management Company April 13, 2015

11

PRIMECAP Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VPMCX		VPMAX
Expense Ratio[1]	0.44%		0.35%
30-Day SEC Yield	1.11%		1.16%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	125	502	3,757
Median Market Cap	$61.7B	$79.3B	$46.5B
Price/Earnings Ratio	22.2x	19.8x	21.4x
Price/Book Ratio	4.0x	2.9x	2.8x
Return on Equity	19.8%	18.7%	17.5%
Earnings Growth
Rate	14.7%	13.4%	13.5%
Dividend Yield	1.6%	2.0%	1.9%
Foreign Holdings	10.8%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	5.2%	—	—

Volatility Measures
		DJ
	U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.88	0.89
Beta	0.93	0.92
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	8.4%
Amgen Inc.	Biotechnology	5.3
Eli Lilly & Co.	Pharmaceuticals	4.5
Texas Instruments Inc.	Semiconductors	4.2
Adobe Systems Inc.	Application Software	3.4
FedEx Corp.	Air Freight &
	Logistics	3.3
Roche Holding AG	Pharmaceuticals	3.3
Google Inc.	Internet Software &
	Services	3.3
Microsoft Corp.	Systems Software	3.3
Southwest Airlines Co.	Airlines	3.2
Top Ten		42.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratios were 0.43% for Investor Shares and 0.34% for Admiral Shares.

12

PRIMECAP Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	9.8%	12.6%	13.4%
Consumer Staples	0.5	9.7	8.4
Energy	2.2	8.0	7.3
Financials	6.1	16.2	17.6
Health Care	31.8	14.9	14.6
Industrials	16.7	10.4	11.1
Information
Technology	30.6	19.7	19.0
Materials	2.3	3.2	3.5
Telecommunication
Services	0.0	2.3	2.0
Utilities	0.0	3.0	3.1

13

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/1/1984	15.58%	15.91%	10.78%
Admiral Shares	11/12/2001	15.68	16.01	10.90

See Financial Highlights for dividend and capital gains information.

14

PRIMECAP Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.9%)
Consumer Discretionary (9.3%)
	L Brands Inc.	10,503,618	990,386
*	DIRECTV	8,053,962	685,392
	Walt Disney Co.	5,000,000	524,450
	TJX Cos. Inc.	6,875,000	481,594
	Ross Stores Inc.	4,522,600	476,501
*	Sony Corp. ADR	14,500,000	388,310
	Carnival Corp.	7,151,500	342,128
*	Bed Bath & Beyond Inc.	2,300,975	176,657
	Whirlpool Corp.	650,000	131,339
*	Amazon.com Inc.	162,685	60,535
	VF Corp.	772,400	58,170
	Time Warner Cable Inc.	293,304	43,960
	Royal Caribbean Cruises
	Ltd.	400,000	32,740
	Las Vegas Sands Corp.	400,000	22,016
*	CarMax Inc.	161,100	11,118
	Newell Rubbermaid Inc.	100,000	3,907
			4,429,203
Consumer Staples (0.5%)
	CVS Health Corp.	1,914,065	197,551
	Tyson Foods Inc. Class A	405,000	15,511
			213,062
Energy (2.1%)
	Schlumberger Ltd.	3,662,200	305,574
	EOG Resources Inc.	2,595,000	237,936
^	Transocean Ltd.	12,509,679	183,517
	Noble Energy Inc.	2,900,000	141,810
	Exxon Mobil Corp.	615,000	52,275
	National Oilwell Varco Inc.	580,000	28,994
	Encana Corp.	1,325,000	14,774
*	Southwestern Energy Co.	593,779	13,770
*	Cameron International
	Corp.	186,200	8,401
	Cabot Oil & Gas Corp.	240,000	7,087

		Market
		Value•
	Shares	($000)
Petroleo Brasileiro SA
ADR Type A	600,000	3,654
Petroleo Brasileiro SA
ADR	400,000	2,404
		1,000,196
Financials (5.8%)
Charles Schwab Corp.	26,103,100	794,578
Marsh & McLennan Cos.
Inc.	11,681,100	655,193
Wells Fargo & Co.	8,115,900	441,505
Chubb Corp.	2,799,000	282,979
CME Group Inc.	2,316,000	219,348
Progressive Corp.	5,000,000	136,000
US Bancorp	1,660,000	72,492
JPMorgan Chase & Co.	860,000	52,099
Discover Financial Services	806,100	45,424
American Express Co.	422,100	32,975
		2,732,593
Health Care (30.2%)
* Biogen Inc.	9,455,200	3,992,364
Amgen Inc.	15,796,700	2,525,102
Eli Lilly & Co.	29,080,000	2,112,662
Roche Holding AG	5,700,080	1,566,337
Novartis AG ADR	12,563,965	1,238,933
Medtronic plc	9,546,952	744,567
Johnson & Johnson	6,119,469	615,619

*	Boston Scientific Corp. 28,142,560 499,530

Thermo Fisher Scientific
Inc.	2,428,600	326,258
Abbott Laboratories	6,537,900	302,901
GlaxoSmithKline plc ADR	3,100,000	143,065
Sanofi ADR	2,250,000	111,240
AbbVie Inc.	1,048,300	61,367
Agilent Technologies Inc.	880,500	36,585
Zimmer Holdings Inc.	295,000	34,668
Stryker Corp.	250,000	23,063
		14,334,261

15

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
Industrials (15.8%)
	FedEx Corp.	9,474,068	1,567,485
1	Southwest Airlines Co.	34,193,300	1,514,763
	Airbus Group NV	11,021,564	716,527
	Honeywell International
	Inc.	4,818,100	502,576
1	Alaska Air Group Inc.	6,656,800	440,547
	Union Pacific Corp.	3,447,400	373,388
*	United Continental
	Holdings Inc.	5,180,800	348,409
	Caterpillar Inc.	4,080,000	326,522
	United Parcel Service
	Inc. Class B	2,181,070	211,433
	Delta Air Lines Inc.	4,363,000	196,160
	American Airlines Group
	Inc.	3,645,000	192,383
	Boeing Co.	1,275,000	191,352
	Deere & Co.	2,145,500	188,139
	CH Robinson Worldwide
	Inc.	2,080,000	152,298
	United Technologies
	Corp.	1,007,000	118,020
	Pentair plc	1,509,000	94,901
	Rockwell Automation Inc.	750,000	86,992
	Safran SA	1,036,800	72,443
	CSX Corp.	2,090,000	69,221
*	Hertz Global Holdings Inc.	2,090,000	45,311
	Expeditors International
	of Washington Inc.	750,000	36,135
	Pall Corp.	205,000	20,580
	Norfolk Southern Corp.	196,100	20,183
^	Canadian Pacific Railway
	Ltd.	105,800	19,330
	Republic Services Inc.
	Class A	17,000	689
			7,505,787
Information Technology (29.0%)
	Texas Instruments Inc.	34,447,100	1,969,857
*	Adobe Systems Inc.	21,710,070	1,605,243
	Microsoft Corp.	38,467,300	1,563,888
*	Google Inc. Class A	1,419,843	787,587
*	Google Inc. Class C	1,419,843	778,074
	Hewlett-Packard Co.	21,253,600	662,262
	Intuit Inc.	6,475,000	627,816
	QUALCOMM Inc.	8,310,350	576,240
	Intel Corp.	17,810,500	556,934
*	Micron Technology Inc.	20,320,000	551,282
	EMC Corp.	17,042,800	435,614
	NetApp Inc.	10,639,904	377,291
^	Telefonaktiebolaget LM
	Ericsson ADR	30,006,704	376,584
	Cisco Systems Inc.	12,943,050	356,257
	Oracle Corp.	7,535,000	325,135

			Market
			Value•
		Shares	($000)
	NVIDIA Corp.	13,380,000	279,976
	KLA-Tencor Corp.	4,748,100	276,767
	Visa Inc. Class A	4,106,880	268,631
1	Plantronics Inc.	3,701,500	195,994
*	Alibaba Group Holding
	Ltd. ADR	2,200,500	183,170
	Analog Devices Inc.	2,250,000	141,750
	Activision Blizzard Inc.	6,145,000	139,645
	Corning Inc.	5,243,200	118,916
	Broadcom Corp. Class A	2,355,000	101,960
*,^	BlackBerry Ltd.	10,438,600	93,217
	Apple Inc.	546,000	67,939
*	eBay Inc.	1,158,200	66,805
	MasterCard Inc. Class A	532,500	46,003
*	Entegris Inc.	2,583,472	35,368
	SanDisk Corp.	500,000	31,810
*	Yahoo! Inc.	603,100	26,799
*	Rambus Inc.	2,000,000	25,150
*	F5 Networks Inc.	197,400	22,689
	Applied Materials Inc.	970,000	21,883
	Altera Corp.	500,000	21,455
*	salesforce.com inc	277,300	18,526
	ASML Holding NV	148,175	14,970
*	Keysight Technologies Inc.	340,000	12,631
	Motorola Solutions Inc.	30,000	2,000
			13,764,118
Materials (2.2%)
	Monsanto Co.	6,270,125	705,640
	Potash Corp. of
	Saskatchewan Inc.	5,699,900	183,822
	Praxair Inc.	925,000	111,684
	Celanese Corp. Class A	335,000	18,713
	LyondellBasell Industries
	NV Class A	9,400	825
			1,020,684
Total Common Stocks
(Cost $20,384,103)			44,999,904
Temporary Cash Investment (5.6%)
Money Market Fund (5.6%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.128%
	(Cost $2,638,092)	2,638,092,000	2,638,092
Total Investments (100.5%)
(Cost $23,022,195)			47,637,996
Other Assets and Liabilities (-0.5%)
Other Assets			336,844
Liabilities[3]			(582,717)
			(245,873)
Net Assets (100%)			47,392,123

16

PRIMECAP Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	21,195,277
Undistributed Net Investment Income	152,343
Accumulated Net Realized Gains	1,429,451
Unrealized Appreciation (Depreciation)
Investment Securities	24,615,801
Foreign Currencies	(749)
Net Assets	47,392,123

Investor Shares—Net Assets
Applicable to 90,540,969 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,521,293
Net Asset Value Per Share—
Investor Shares	$105.16

Admiral Shares—Net Assets
Applicable to 347,540,911 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	37,870,830
Net Asset Value Per Share—
Admiral Shares	$108.97

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $187,695,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $192,547,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1]	470,393
Interest	1,440
Securities Lending	2,476
Total Income	474,309
Expenses
Investment Advisory Fees—Note B	45,024
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,888
Management and Administrative—Admiral Shares	22,907
Marketing and Distribution—Investor Shares	911
Marketing and Distribution—Admiral Shares	2,277
Custodian Fees	325
Shareholders’ Reports—Investor Shares	25
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	39
Total Expenses	83,436
Net Investment Income	390,873
Realized Net Gain (Loss)
Investment Securities Sold	1,859,402
Foreign Currencies	(887)
Realized Net Gain (Loss)	1,858,515
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,118,430
Foreign Currencies	89
Change in Unrealized Appreciation (Depreciation)	1,118,519
Net Increase (Decrease) in Net Assets Resulting from Operations	3,367,907
1 Dividends are net of foreign withholding taxes of $13,051,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	390,873	504,330
Realized Net Gain (Loss)	1,858,515	2,269,913
Change in Unrealized Appreciation (Depreciation)	1,118,519	6,117,551
Net Increase (Decrease) in Net Assets Resulting from Operations	3,367,907	8,891,794
Distributions
Net Investment Income
Investor Shares	(107,352)	(118,024)
Admiral Shares	(448,558)	(253,860)
Realized Capital Gain[1]
Investor Shares	(528,245)	(532,238)
Admiral Shares	(1,890,468)	(1,009,500)
Total Distributions	(2,974,623)	(1,913,622)
Capital Share Transactions
Investor Shares	(4,002,387)	(2,143,518)
Admiral Shares	6,745,879	3,232,612
Net Increase (Decrease) from Capital Share Transactions	2,743,492	1,089,094
Total Increase (Decrease)	3,136,776	8,067,266
Net Assets
Beginning of Period	44,255,347	36,188,081
End of Period[2]	47,392,123	44,255,347

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $17,373,000 and $8,179,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $152,343,000 and $318,267,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value,
Beginning of Period	$104.16	$87.83	$69.39	$58.46	$60.36	$55.10
Investment Operations
Net Investment Income	0.791	1.124	1.033	.866	.651	.631[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.077	19.812	19.093	12.857	(1.266)	5.076
Total from Investment Operations	7.868	20.936	20.126	13.723	(.615)	5.707
Distributions
Dividends from Net Investment Income	(1.160)	(. 836)	(. 965)	(. 689)	(. 614)	(. 447)
Distributions from Realized Capital Gains	(5.708)	(3.770)	(.721)	(2.104)	(.671)	—
Total Distributions	(6.868)	(4.606)	(1.686)	(2.793)	(1.285)	(.447)
Net Asset Value, End of Period	$105.16	$104.16	$87.83	$69.39	$58.46	$60.36

Total Return[2]	7.60%	24.72%	29.63%	24.17%	-1.23%	10.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,521	$13,273	$13,059	$13,632	$14,359	$18,028
Ratio of Total Expenses to
Average Net Assets	0.43%	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.17%	1.32%	1.30%	0.95%	1.05%[1]
Portfolio Turnover Rate	10%	11%	5%	6%	8%	5%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value,
Beginning of Period	$108.08	$91.15	$72.03	$60.69	$62.65	$57.20
Investment Operations
Net Investment Income	0.956	1.286	1.178	.974	.738	.711[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.25	20.536	19.769	13.333	(1.319)	5.269
Total from Investment Operations	8.206	21.822	20.947	14.307	(.581)	5.980
Distributions
Dividends from Net Investment Income	(1.403)	(.983)	(1.079)	(.785)	(.683)	(.530)
Distributions from Realized Capital Gains	(5.913)	(3.909)	(.748)	(2.182)	(.696)	—
Total Distributions	(7.316)	(4.892)	(1.827)	(2.967)	(1.379)	(.530)
Net Asset Value, End of Period	$108.97	$108.08	$91.15	$72.03	$60.69	$62.65

Total Return[2]	7.64%	24.85%	29.73%	24.29%	-1.14%	10.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,871	$30,982	$23,129	$15,978	$11,088	$9,765
Ratio of Total Expenses to
Average Net Assets	0.34%	0.35%	0.36%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.26%	1.41%	1.39%	1.04%	1.14%[1]
Portfolio Turnover Rate	10%	11%	5%	6%	8%	5%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower,

22

PRIMECAP Fund

determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2015, the investment advisory fee represented an effective annual rate of 0.20% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $4,348,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.74% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

PRIMECAP Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	42,644,597	2,355,307	—
Temporary Cash Investments	2,638,092	—	—
Total	45,282,689	2,355,307	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $23,022,195,000. Net unrealized appreciation of investment securities for tax purposes was $24,615,801,000, consisting of unrealized gains of $25,500,518,000 on securities that had risen in value since their purchase and $884,717,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2015, the fund purchased $2,156,189,000 of investment securities and sold $2,794,467,000 of investment securities, other than temporary cash investments.

24

PRIMECAP Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	438,506	4,191	603,070	6,273
Issued in Lieu of Cash Distributions	625,180	5,989	642,435	7,204
Redeemed	(5,066,073)	(47,070)	(3,389,023)	(34,742)
Net Increase (Decrease)—Investor Shares	(4,002,387)	(36,890)	(2,143,518)	(21,265)
Admiral Shares
Issued	5,705,322	51,218	4,000,605	39,585
Issued in Lieu of Cash Distributions	2,216,429	20,496	1,203,134	13,011
Redeemed	(1,175,872)	(10,843)	(1,971,127)	(19,659)
Net Increase (Decrease)—Admiral Shares	6,745,879	60,871	3,232,612	32,937

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the six months in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	NA2	29,112	—	2,038	—	440,547
Plantronics Inc.	176,858	—	—	1,110	—	195,994
Southwest Airlines Co.	1,167,068	19,250	35,964	4,120	—	1,514,763
Vanguard Market Liquidity Fund	1,831,829	NA3	NA [3]	1,440	—	2,638,092
Total	3,175,755			8,708	—	4,789,396

1 Includes net realized gain (loss) on affiliated investment securities sold of $22,990.

2 Not applicable—at September 30, 2014, the issuer was not an affiliated company of the fund. 3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,076.02	$2.23
Admiral Shares	1,000.00	1,076.44	1.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.79	$2.17
Admiral Shares	1,000.00	1,023.24	1.72

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052015

Semiannual Report | March 31, 2015

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2010 Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	9
Target Retirement 2010 Fund.	19
Target Retirement 2015 Fund.	29
Target Retirement 2020 Fund.	39
Target Retirement 2025 Fund.	49
Target Retirement 2030 Fund.	59
About Your Fund’s Expenses.	69
Trustees Approve Advisory Arrangement.	71
Glossary.	72

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Target Retirement Income Fund	3.29%
Target Income Composite Index	3.40
Spliced Mixed-Asset Target Today Funds Average	2.58
Spliced Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2010 Fund	3.57%
Target 2010 Composite Index	3.63
Mixed-Asset Target 2010 Funds Average	2.59
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2015 Fund	4.01%
Target 2015 Composite Index	4.11
Mixed-Asset Target 2015 Funds Average	2.89
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2020 Fund	4.47%
Target 2020 Composite Index	4.58
Mixed-Asset Target 2020 Funds Average	3.41
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2025 Fund	4.59%
Target 2025 Composite Index	4.66
Mixed-Asset Target 2025 Funds Average	3.71
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2030 Fund	4.68%
Target 2030 Composite Index	4.74
Mixed-Asset Target 2030 Funds Average	4.05
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

IN
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks continued to gain ground over the six months ended March 31, 2015. Although international stocks did the same, falling foreign currencies washed out returns for U.S. investors. U.S. bonds, meanwhile, generated positive results, as did international bonds when their returns for U.S. investors were hedged against currency fluctuations.

Returns for the six Vanguard Target Retirement Funds covered in this report—the Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030—ranged from 3.29% to 4.68%. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.)

As the box on page 5 explains, the Target Retirement Funds will gradually expand their international stock and bond exposure by the end of 2015. This move will further enhance the diversification of your investments. Importantly, the overall allocation of stocks and bonds will remain the same, as will the Target Retirement Funds’ overall asset allocation strategy.

The Fed’s cautious approach was favorable for U.S. stocks

The broad U.S. stock market returned about 7% for the six months ended March 31. Stocks were resilient after declining markedly at the start of the period and

2

enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other nations’ central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices

Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year U.S. Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

As equities rose, those funds more focused on stocks did best

The Vanguard Target Retirement Funds are broadly diversified “funds of funds,” investing in four or five underlying Vanguard stock and bond index funds and gradually recalibrating their allocations as the specified retirement date approaches. Each Target Retirement Fund shifts from an allocation emphasizing stocks for long-term growth to a more conservative one emphasizing bonds. This gradual shift is prudent for investors nearing or in retirement who want to preserve their assets and generate income.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.16%	0.52%
Target Retirement 2010 Fund	0.16	0.56
Target Retirement 2015 Fund	0.16	0.47
Target Retirement 2020 Fund	0.16	0.55
Target Retirement 2025 Fund	0.17	0.48
Target Retirement 2030 Fund	0.17	0.54

The fund expense figures shown—drawn from the prospectus dated January 27, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.16% for the Income Fund, 0.16% for the 2010 Fund, 0.16% for the 2015 Fund, 0.16% for the 2020 Fund, 0.17% for the 2025 Fund, and 0.17% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; and for the 2030 Fund, Mixed-Asset Target 2030 Funds.

4

International diversification increasing for Target Retirement Funds

The Vanguard Target Retirement Funds will expand their international exposure by the end of 2015, further enhancing the diversification of your investments. The amount allocated to international stocks will increase from 30% to 40% of the overall stock allocation, and the amount allocated to international bonds will increase from 20% to 30% of the overall bond allocation.

Although the allocation to domestic stocks and bonds will be reduced, the overall allocation of stocks and bonds will remain the same. And we aren’t changing the Target Retirement Funds’ overall asset allocation strategy, which involves gradually shifting emphasis from more aggressive investments to more conservative ones based on each fund’s target date—the approximate year when an investor in the fund would retire.

By boosting the funds’ international exposure, we aim to lower their long-term volatility. Research has shown that non-U.S. stocks have diversified the returns of U.S. stocks on average over time. With fixed income, the primary factors driving international bond prices differ from those for U.S. bonds, providing a diversification benefit.

The chart below shows how we’re adjusting the allocations to further diversify the funds.

Target Retirement Funds are adding more international stocks and bonds

5

The funds covered in this report are designed for investors who are already retired or within 20 years of retiring. That’s why the funds allocate more to bonds than their counterparts with later target dates.

With stock markets continuing to produce gains, the 2030 Fund—which held about 75% of its assets in stocks and about 25% in bonds—not unexpectedly delivered the best result, returning 4.68%. In contrast, the Income Fund, with the most conservative asset mix, had the lowest return, of 3.29%. The results of the four other funds fell in between.

U.S. stocks are represented in all six funds by their investments in Vanguard Total Stock Market Index Fund, which returned 7.07%. The six funds’ holdings in Vanguard Total International Stock Index Fund returned –0.32% as the rising U.S. dollar canceled out gains generated in foreign markets.

The funds’ bond holdings added to their positive results

The Target Retirement Funds’ fixed income component is primarily represented by two bond funds. Their core U.S. bond holding, Vanguard Total Bond Market II Index Fund, returned 3.41% as bonds continued to benefit from relatively stable inflation.

The second bond holding, Vanguard Total International Bond Index Fund, returned 4.69%. International bonds were helped as Europe and Japan maintained extraordinarily accommodative monetary policies that drove down yields and boosted bond prices. Importantly, the Total International

Bond Index Fund uses currency exchange contracts to minimize the effects of currency fluctuations; this policy largely erased the negative effect of converting foreign bond returns into more expensive U.S. dollars during the six months.

With U.S. inflation relatively dormant, Vanguard Short-Term Inflation-Protected Securities Index Fund—which is held by the three most conservative Target Retirement Funds (the Income, 2010, and 2015 Funds)—returned –1.20% as investors saw little need to buy more inflation protection.

Our focus on balanced investing has roots going back many decades

On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor

6

company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

The WellingtonTM Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2015

7

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$12.84	$13.09	$0.129	$0.042
Target Retirement 2010 Fund	$26.67	$26.81	$0.464	$0.337
Target Retirement 2015 Fund	$15.44	$15.60	$0.284	$0.168
Target Retirement 2020 Fund	$28.40	$29.08	$0.541	$0.041
Target Retirement 2025 Fund	$16.50	$16.90	$0.322	$0.030
Target Retirement 2030 Fund	$28.95	$29.71	$0.558	$0.029

8

Target Retirement Income Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.77%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	39.0%
Vanguard Total Stock Market Index Fund
Investor Shares	20.8
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	14.3
Vanguard Total International Stock Index
Fund Investor Shares	9.1

Total Fund Volatility Measures
	Target	Barclays
	Income Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.23
Beta	1.00	0.56

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.16%.

9

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Target Retirement Income Fund

Target Income Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement Income
Fund	10/27/2003	5.71%	6.70%	3.01%	2.61%	5.62%

See Financial Highlights for dividend and capital gains information.

10

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (20.8%)
Vanguard Total Stock Market Index Fund Investor Shares	46,636,612	2,437,230

International Stock Fund (9.1%)
Vanguard Total International Stock Index Fund Investor Shares	65,939,262	1,063,600

U.S. Bond Funds (55.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	418,738,699	4,585,189
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	81,327,460	1,973,817
		6,559,006
International Bond Fund (14.3%)
Vanguard Total International Bond Index Fund Investor Shares	155,912,109	1,683,851
Total Investment Companies (Cost $10,184,086)		11,743,687
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $6,067)	6,066,931	6,067
Total Investments (100.1%) (Cost $10,190,153)		11,749,754
Other Assets and Liabilities (-0.1%)
Other Assets		49,271
Liabilities		(55,536)
		(6,265)
Net Assets (100%)
Applicable to 896,926,665 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,743,489
Net Asset Value Per Share		$13.09

11

Target Retirement Income Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	10,155,540
Undistributed Net Investment Income	3,579
Accumulated Net Realized Gains	24,769
Unrealized Appreciation (Depreciation)	1,559,601
Net Assets	11,743,489

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	110,747
Net Investment Income—Note B	110,747
Realized Net Gain (Loss)
Capital Gain Distributions Received	13,438
Affiliated Investment Securities Sold	23,309
Realized Net Gain (Loss)	36,747
Change in Unrealized Appreciation (Depreciation) of Investment Securities	226,205
Net Increase (Decrease) in Net Assets Resulting from Operations	373,699

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,747	187,626
Realized Net Gain (Loss)	36,747	46,896
Change in Unrealized Appreciation (Depreciation)	226,205	432,953
Net Increase (Decrease) in Net Assets Resulting from Operations	373,699	667,475
Distributions
Net Investment Income	(113,953)	(185,400)
Realized Capital Gain[1]	(36,816)	(161,457)
Total Distributions	(150,769)	(346,857)
Capital Share Transactions
Issued	1,502,624	2,895,274
Issued in Lieu of Cash Distributions	144,378	333,314
Redeemed	(1,340,972)	(2,497,305)
Net Increase (Decrease) from Capital Share Transactions	306,030	731,283
Total Increase (Decrease)	528,960	1,051,901
Net Assets
Beginning of Period	11,214,529	10,162,628
End of Period[2]	11,743,489	11,214,529

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $14,025,000 and $2,471,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,579,000 and $6,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement Income Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.84	$12.46	$12.23	$11.22	$11.13	$10.49
Investment Operations
Net Investment Income	.125	.220	.246	.275	.303[1]	.288
Capital Gain Distributions Received	.015	.002	.067	.052	.030[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.281	.572	.185	.977	.080	.640
Total from Investment Operations	.421	.794	.498	1.304	.413	. 928
Distributions
Dividends from Net Investment Income	(.129)	(. 218)	(. 247)	(. 273)	(. 299)	(. 288)
Distributions from Realized Capital Gains	(. 042)	(.196)	(. 021)	(. 021)	(. 024)	—
Total Distributions	(.171)	(. 414)	(. 268)	(. 294)	(. 323)	(. 288)
Net Asset Value, End of Period	$13.09	$12.84	$12.46	$12.23	$11.22	$11.13

Total Return[2]	3.29%	6.47%	4.12%	11.74%	3.70%	8.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,743	$11,215	$10,163	$9,382	$4,765	$3,623
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.74%	1.99%	2.31%	2.65%	2.70%
Portfolio Turnover Rate	10%	6%	40%	7%	14%[3]	12%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

16

Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $10,190,153,000. Net unrealized appreciation of investment securities for tax purposes was $1,559,601,000, consisting of unrealized gains of $1,604,017,000 on securities that had risen in value since their purchase and $44,416,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	115,652	227,703
Issued in Lieu of Cash Distributions	11,123	26,451
Redeemed	(103,369)	(196,389)
Net Increase (Decrease) in Shares Outstanding	23,406	57,765

17

Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	4,174	NA1	NA1	2	—	6,067
Vanguard Short-Term
Inflation-Protected
Securities Index Fund	1,886,096	153,681	29,714	13,435	—	1,973,817
Vanguard Total Bond Market II
Index Fund	4,422,906	305,942	230,978	50,073	13,438	4,585,189
Vanguard Total International
Bond Index Fund	1,572,397	104,436	53,300	13,003	—	1,683,851
Vanguard Total International
Stock Index Fund	984,712	108,430	19,127	11,254	—	1,063,600
Vanguard Total Stock Market
Index Fund	2,365,624	145,957	222,889	22,980	—	2,437,230
Total	11,235,909	818,446	556,008	110,747	13,438	11,749,754
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

18

Target Retirement 2010 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.81%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds

Vanguard Total Bond Market II Index Fund
Investor Shares	36.2%
Vanguard Total Stock Market Index Fund
Investor Shares	25.1
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	14.2
Vanguard Total International Bond Index
Fund Investor Shares	13.5
Vanguard Total International Stock Index
Fund Investor Shares	11.0

Total Fund Volatility Measures
		MSCI US
	Target 2010	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.74
Beta	1.00	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.16%.

19

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2015

Target Retirement 2010 Fund

Target 2010 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2010
Fund	6/7/2006	6.12%	7.63%	2.30%	3.73%	6.03%

See Financial Highlights for dividend and capital gains information.

20

Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (25.1%)
Vanguard Total Stock Market Index Fund Investor Shares	34,038,036	1,778,828

International Stock Fund (11.0%)
Vanguard Total International Stock Index Fund Investor Shares	48,449,460	781,490

U.S. Bond Funds (50.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	234,748,023	2,570,491
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	41,600,703	1,009,649
		3,580,140
International Bond Fund (13.5%)
Vanguard Total International Bond Index Fund Investor Shares	88,813,117	959,182
Total Investment Companies (Cost $5,983,523)		7,099,640
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $2,064)	2,064,000	2,064
Total Investments (100.1%) (Cost $5,985,587)		7,101,704
Other Assets and Liabilities (-0.1%)
Other Assets		84,119
Liabilities		(88,033)
		(3,914)
Net Assets (100%)
Applicable to 264,737,215 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,097,790
Net Asset Value Per Share		$26.81

21

Target Retirement 2010 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,887,888
Undistributed Net Investment Income	27,778
Accumulated Net Realized Gains	66,007
Unrealized Appreciation (Depreciation)	1,116,117
Net Assets	7,097,790

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	68,659
Net Investment Income—Note B	68,659
Realized Net Gain (Loss)
Capital Gain Distributions Received	7,771
Affiliated Investment Securities Sold	69,837
Realized Net Gain (Loss)	77,608
Change in Unrealized Appreciation (Depreciation) of Investment Securities	100,968
Net Increase (Decrease) in Net Assets Resulting from Operations	247,235

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,659	126,265
Realized Net Gain (Loss)	77,608	97,844
Change in Unrealized Appreciation (Depreciation)	100,968	273,313
Net Increase (Decrease) in Net Assets Resulting from Operations	247,235	497,422
Distributions
Net Investment Income	(120,953)	(109,648)
Realized Capital Gain[1]	(87,847)	(78,208)
Total Distributions	(208,800)	(187,856)
Capital Share Transactions
Issued	835,122	1,771,303
Issued in Lieu of Cash Distributions	204,793	184,496
Redeemed	(932,973)	(1,992,038)
Net Increase (Decrease) from Capital Share Transactions	106,942	(36,239)
Total Increase (Decrease)	145,377	273,327
Net Assets
Beginning of Period	6,952,413	6,679,086
End of Period[2]	7,097,790	6,952,413

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $9,384,000 and $520,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,778,000 and $80,072,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2010 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.67	$25.50	$24.45	$21.91	$21.87	$20.39
Investment Operations
Net Investment Income	. 262.487		.516	.571	.560[1]	.520
Capital Gain Distributions Received	.030	.004	.103	.100	.056[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.649	1.402	.999	2.502	(.022)	1.455
Total from Investment Operations	.941	1.893	1.618	3.173	.594	1.975
Distributions
Dividends from Net Investment Income	(. 464)	(. 422)	(. 531)	(. 596)	(. 511)	(. 495)
Distributions from Realized Capital Gains	(. 337)	(. 301)	(. 037)	(. 037)	(. 043)	—
Total Distributions	(. 801)	(.723)	(. 568)	(. 633)	(. 554)	(. 495)
Net Asset Value, End of Period	$26.81	$26.67	$25.50	$24.45	$21.91	$21.87

Total Return[2]	3.57%	7.55%	6.76%	14.74%	2.68%	9.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,098	$6,952	$6,679	$6,155	$4,747	$4,247
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.83%	2.08%	2.51%	2.46%	2.67%
Portfolio Turnover Rate	15%	13%	38%	12%	27%[3]	19%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

26

Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $5,985,587,000. Net unrealized appreciation of investment securities for tax purposes was $1,116,117,000, consisting of unrealized gains of $1,138,192,000 on securities that had risen in value since their purchase and $22,075,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	31,235	67,740
Issued in Lieu of Cash Distributions	7,751	7,224
Redeemed	(34,928)	(76,186)
Net Increase (Decrease) in Shares Outstanding	4,058	(1,222)

27

Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	2,064
Vanguard Short-Term
Inflation-Protected
Securities Index Fund	949,948	99,600	21,574	6,759	—	1,009,649
Vanguard Total Bond Market II
Index Fund	2,539,701	219,740	239,722	28,964	7,771	2,570,491
Vanguard Total International
Bond Index Fund	874,983	69,036	18,483	7,212	—	959,182
Vanguard Total International
Stock Index Fund	751,381	62,905	24,552	8,469	—	781,490
Vanguard Total Stock Market
Index Fund	1,843,774	75,363	253,267	17,254	—	1,778,828
Total	6,959,787	526,644	557,598	68,659	7,771	7,101,704
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

28

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	1.91%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	34.9%
Vanguard Total Bond Market II Index Fund
Investor Shares	31.4
Vanguard Total International Stock Index
Fund Investor Shares	15.3
Vanguard Total International Bond Index
Fund Investor Shares	10.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	8.0

Total Fund Volatility Measures
		MSCI US
	Target 2015	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.86
Beta	1.01	0.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.16%.

29

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Target Retirement 2015 Fund

Target 2015 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2015
Fund	10/27/2003	6.84%	8.56%	2.52%	3.74%	6.26%

See Financial Highlights for dividend and capital gains information.

30

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (35.0%)
Vanguard Total Stock Market Index Fund Investor Shares	149,578,187	7,816,956

International Stock Fund (15.3%)
Vanguard Total International Stock Index Fund Investor Shares	212,177,281	3,422,420

U.S. Bond Funds (39.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	640,702,986	7,015,697
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	73,489,276	1,783,585
		8,799,282
International Bond Fund (10.4%)
Vanguard Total International Bond Index Fund Investor Shares	215,553,213	2,327,975
Total Investment Companies (Cost $17,740,667)		22,366,633
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $6,608)	6,607,894	6,608
Total Investments (100.0%) (Cost $17,747,275)		22,373,241
Other Assets and Liabilities (0.0%)
Other Assets		255,861
Liabilities		(261,101)
		(5,240)
Net Assets (100%)
Applicable to 1,433,659,485 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,368,001
Net Asset Value Per Share		$15.60

31

Target Retirement 2015 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	17,482,829
Undistributed Net Investment Income	91,354
Accumulated Net Realized Gains	167,852
Unrealized Appreciation (Depreciation)	4,625,966
Net Assets	22,368,001

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	218,462
Net Investment Income—Note B	218,462
Realized Net Gain (Loss)
Capital Gain Distributions Received	21,160
Affiliated Investment Securities Sold	214,928
Realized Net Gain (Loss)	236,088
Change in Unrealized Appreciation (Depreciation) of Investment Securities	417,162
Net Increase (Decrease) in Net Assets Resulting from Operations	871,712

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	218,462	421,762
Realized Net Gain (Loss)	236,088	193,156
Change in Unrealized Appreciation (Depreciation)	417,162	1,185,319
Net Increase (Decrease) in Net Assets Resulting from Operations	871,712	1,800,237
Distributions
Net Investment Income	(397,934)	(357,912)
Realized Capital Gain[1]	(235,397)	(119,304)
Total Distributions	(633,331)	(477,216)
Capital Share Transactions
Issued	2,466,829	5,138,844
Issued in Lieu of Cash Distributions	621,730	470,363
Redeemed	(2,700,068)	(4,930,423)
Net Increase (Decrease) from Capital Share Transactions	388,491	678,784
Total Increase (Decrease)	626,872	2,001,805
Net Assets
Beginning of Period	21,741,129	19,739,324
End of Period[2]	22,368,001	21,741,129

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $35,029,000 and $2,743,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $91,354,000 and $270,826,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2015 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.44	$14.49	$13.54	$11.91	$12.03	$11.21
Investment Operations
Net Investment Income	.156	.300	.298	.327	.283[1]	.285
Capital Gain Distributions Received	.015	.002	.039	.053	.031[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.441	.996	.929	1.583	(.134)	.811
Total from Investment Operations	.612	1.298	1.266	1.963	.180	1.096
Distributions
Dividends from Net Investment Income	(. 284)	(. 261)	(. 298)	(. 313)	(. 276)	(. 276)
Distributions from Realized Capital Gains	(.168)	(. 087)	(. 018)	(. 020)	(. 024)	—
Total Distributions	(. 452)	(. 348)	(. 316)	(. 333)	(. 300)	(. 276)
Net Asset Value, End of Period	$15.60	$15.44	$14.49	$13.54	$11.91	$12.03

Total Return[2]	4.01%	9.07%	9.56%	16.76%	1.40%	9.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $22,368		$21,741	$19,739	$16,838	$13,435	$12,466
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.99%	2.17%	2.59%	2.24%	2.62%
Portfolio Turnover Rate	15%	10%	26%	13%	27%[3]	19%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

36

Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $17,747,275,000. Net unrealized appreciation of investment securities for tax purposes was $4,625,966,000, consisting of unrealized gains of $4,661,112,000 on securities that had risen in value since their purchase and $35,146,000 in unrealized losses on securities that had fallen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	159,193	341,159
Issued in Lieu of Cash Distributions	40,425	31,932
Redeemed	(174,401)	(326,605)
Net Increase (Decrease) in Shares Outstanding	25,217	46,486

37

Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	27,597	NA1	NA1	3	—	6,608
Vanguard Short-Term
Inflation-Protected
Securities Fund	1,564,974	306,719	58,000	11,093	—	1,783,585
Vanguard Total Bond Market II
Index Fund	6,965,045	589,351	677,420	78,712	21,160	7,015,697
Vanguard Total International
Bond Index Fund	2,130,931	181,391	66,338	17,567	—	2,327,975
Vanguard Total International
Stock Index Fund	3,205,926	299,982	49,330	36,635	—	3,422,420
Vanguard Total Stock Market
Index Fund	7,879,758	299,980	838,427	74,452	—	7,816,956
Total	21,774,231	1,677,423	1,689,515	218,462	21,160	22,373,241
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

38

Target Retirement 2020 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTWNX
30-Day SEC Yield	2.02%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	41.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	31.3
Vanguard Total International Stock Index
Fund Investor Shares	18.2
Vanguard Total International Bond Index
Fund Investor Shares	8.7

Total Fund Volatility Measures
		MSCI US
	Target 2020	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.90
Beta	1.00	0.61

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.16%.

39

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2015

Target Retirement 2020 Fund

Target 2020 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2020
Fund	6/7/2006	7.50%	9.27%	2.17%	4.41%	6.58%

See Financial Highlights for dividend and capital gains information.

40

Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (41.9%)
Vanguard Total Stock Market Index Fund Investor Shares	243,474,396	12,723,972

International Stock Fund (18.1%)
Vanguard Total International Stock Index Fund Investor Shares	341,949,737	5,515,649

U.S. Bond Fund (31.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	869,159,048	9,517,292

International Bond Fund (8.6%)
Vanguard Total International Bond Index Fund Investor Shares	243,457,111	2,629,337
Total Investment Companies (Cost $24,471,866)		30,386,250
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $56,637)	56,637,114	56,637
Total Investments (100.1%) (Cost $24,528,503)		30,442,887
Other Assets and Liabilities (-0.1%)
Other Assets		156,627
Liabilities		(196,381)
		(39,754)
Net Assets (100%)
Applicable to 1,045,372,999 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		30,403,133
Net Asset Value Per Share		$29.08

41

Target Retirement 2020 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	24,320,871
Undistributed Net Investment Income	131,908
Accumulated Net Realized Gains	35,970
Unrealized Appreciation (Depreciation)	5,914,384
Net Assets	30,403,133

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	294,983
Net Investment Income—Note B	294,983
Realized Net Gain (Loss)
Capital Gain Distributions Received	27,179
Affiliated Investment Securities Sold	30,183
Realized Net Gain (Loss)	57,362
Change in Unrealized Appreciation (Depreciation) of Investment Securities	912,648
Net Increase (Decrease) in Net Assets Resulting from Operations	1,264,993

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	294,983	542,503
Realized Net Gain (Loss)	57,362	27,560
Change in Unrealized Appreciation (Depreciation)	912,648	1,764,193
Net Increase (Decrease) in Net Assets Resulting from Operations	1,264,993	2,334,256
Distributions
Net Investment Income	(534,873)	(416,278)
Realized Capital Gain[1]	(40,536)	(9,461)
Total Distributions	(575,409)	(425,739)
Capital Share Transactions
Issued	4,627,957	8,357,329
Issued in Lieu of Cash Distributions	564,611	419,089
Redeemed	(2,966,654)	(4,981,957)
Net Increase (Decrease) from Capital Share Transactions	2,225,914	3,794,461
Total Increase (Decrease)	2,915,498	5,702,978
Net Assets
Beginning of Period	27,487,635	21,784,657
End of Period[2]	30,403,133	27,487,635

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $36,580,000 and $3,440,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $131,908,000 and $371,798,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2020 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.40	$26.26	$24.04	$20.83	$21.17	$19.66
Investment Operations
Net Investment Income	. 283.577		.528	.569	.473[1]	.510[1]
Capital Gain Distributions Received	.027	.004	.047	.079	.044[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.952	2.054	2.179	3.106	(.378)	1.440
Total from Investment Operations	1.262	2.635	2.754	3.754	.139	1.950
Distributions
Dividends from Net Investment Income	(. 541)	(. 484)	(. 508)	(. 513)	(. 444)	(. 440)
Distributions from Realized Capital Gains	(. 041)	(. 011)	(. 026)	(. 031)	(. 035)	—
Total Distributions	(. 582)	(. 495)	(. 534)	(. 544)	(. 479)	(. 440)
Net Asset Value, End of Period	$29.08	$28.40	$26.26	$24.04	$20.83	$21.17

Total Return[2]	4.47%	10.13%	11.70%	18.30%	0.53%	10.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $30,403		$27,488	$21,785	$16,078	$11,032	$8,890
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.05%	2.14%	2.23%	2.62%	2.11%	2.51%
Portfolio Turnover Rate	11%	7%	17%	8%	23%[3]	14%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

46

Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $24,528,503,000. Net unrealized appreciation of investment securities for tax purposes was $5,914,384,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	161,188	302,759
Issued in Lieu of Cash Distributions	19,693	15,522
Redeemed	(103,538)	(179,980)
Net Increase (Decrease) in Shares Outstanding	77,343	138,301

47

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	12,218	NA1	NA1	8	—	56,637
Vanguard Total Bond Market II
Index Fund	8,633,402	1,537,759	829,670	101,893	27,179	9,517,292
Vanguard Total International
Bond Index Fund	2,156,344	431,123	42,789	18,371	—	2,629,337
Vanguard Total International
Stock Index Fund	4,855,061	710,738	—	57,234	—	5,515,649
Vanguard Total Stock Market
Index Fund	11,817,952	859,616	686,118	117,477	—	12,723,972
Total	27,474,977	3,539,236	1,558,577	294,983	27,179	30,442,887
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

48

Target Retirement 2025 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.02%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	47.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	25.4
Vanguard Total International Stock Index
Fund Investor Shares	20.5
Vanguard Total International Bond Index
Fund Investor Shares	7.1

Total Fund Volatility Measures
		MSCI US
	Target 2025	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.92
Beta	1.00	0.69

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.17%.

49

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Target Retirement 2025 Fund

Target 2025 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2025
Fund	10/27/2003	7.65%	9.78%	2.35%	4.23%	6.58%

See Financial Highlights for dividend and capital gains information.

50

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (46.9%)
Vanguard Total Stock Market Index Fund Investor Shares	309,239,521	16,160,857

International Stock Fund (20.5%)
Vanguard Total International Stock Index Fund Investor Shares	436,226,460	7,036,333

U.S. Bond Fund (25.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	799,300,257	8,752,338

International Bond Fund (7.1%)
Vanguard Total International Bond Index Fund Investor Shares	227,336,161	2,455,231
Total Investment Companies (Cost $26,544,613)		34,404,759
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $62,250)	62,250,090	62,250
Total Investments (100.1%) (Cost $26,606,863)		34,467,009
Other Assets and Liabilities (-0.1%)
Other Assets		146,828
Liabilities		(171,252)
		(24,424)
Net Assets (100%)
Applicable to 2,038,037,645 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		34,442,585
Net Asset Value Per Share		$16.90

51

Target Retirement 2025 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	26,378,895
Undistributed Net Investment Income	146,059
Accumulated Net Realized Gains	57,485
Unrealized Appreciation (Depreciation)	7,860,146
Net Assets	34,442,585

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	332,639
Net Investment Income—Note B	332,639
Realized Net Gain (Loss)
Capital Gain Distributions Received	24,900
Affiliated Investment Securities Sold	54,362
Realized Net Gain (Loss)	79,262
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,050,299
Net Increase (Decrease) in Net Assets Resulting from Operations	1,462,200

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	332,639	629,366
Realized Net Gain (Loss)	79,262	45,843
Change in Unrealized Appreciation (Depreciation)	1,050,299	2,213,724
Net Increase (Decrease) in Net Assets Resulting from Operations	1,462,200	2,888,933
Distributions
Net Investment Income	(619,149)	(498,818)
Realized Capital Gain[1]	(57,685)	(29,547)
Total Distributions	(676,834)	(528,365)
Capital Share Transactions
Issued	4,527,696	7,966,985
Issued in Lieu of Cash Distributions	664,058	520,247
Redeemed	(2,962,620)	(5,061,387)
Net Increase (Decrease) from Capital Share Transactions	2,229,134	3,425,845
Total Increase (Decrease)	3,014,500	5,786,413
Net Assets
Beginning of Period	31,428,085	25,641,672
End of Period[2]	34,442,585	31,428,085

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $40,379,000 and $29,547,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $146,059,000 and $432,569,000.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2025 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.50	$15.18	$13.70	$11.71	$11.97	$11.11
Investment Operations
Net Investment Income	.167	.350	.316	.331	.257[1]	.262
Capital Gain Distributions Received	.013	.002	.021	.036	.020[1]	—
Net Realized and Unrealized Gain (Loss)
on Investments	.572	1.272	1.451	1.927	(.271)	.850
Total from Investment Operations	.752	1.624	1.788	2.294	.006	1.112
Distributions
Dividends from Net Investment Income	(. 322)	(. 287)	(. 296)	(. 291)	(. 250)	(. 252)
Distributions from Realized Capital Gains	(. 030)	(. 017)	(. 012)	(. 013)	(. 016)	—
Total Distributions	(. 352)	(. 304)	(. 308)	(. 304)	(. 266)	(. 252)
Net Asset Value, End of Period	$16.90	$16.50	$15.18	$13.70	$11.71	$11.97

Total Return[2]	4.59%	10.80%	13.34%	19.89%	-0.11%	10.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $34,443		$31,428	$25,642	$20,022	$14,997	$13,652
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.04%	2.15%	2.27%	2.64%	2.01%	2.42%
Portfolio Turnover Rate	12%	7%	16%	9%	23%[3]	11%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

56

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $26,606,863,000. Net unrealized appreciation of investment securities for tax purposes was $7,860,146,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	271,502	496,821
Issued in Lieu of Cash Distributions	39,836	33,179
Redeemed	(178,033)	(314,735)
Net Increase (Decrease) in Shares Outstanding	133,305	215,265

57

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,412	NA1	NA1	9	—	62,250
Vanguard Total Bond Market II
Index Fund	8,028,026	1,411,345	849,070	93,540	24,900	8,752,338
Vanguard Total International
Bond Index Fund	1,995,205	445,557	63,322	16,899	—	2,455,231
Vanguard Total International
Stock Index Fund	6,272,198	846,512	10,000	72,979	—	7,036,333
Vanguard Total Stock Market
Index Fund	15,113,492	1,109,258	999,104	149,212	—	16,160,857
Total	31,416,333	3,812,672	1,921,496	332,639	24,900	34,467,009
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

58

Target Retirement 2030 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.02%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	52.1%
Vanguard Total International Stock Index
Fund Investor Shares	22.7
Vanguard Total Bond Market II Index Fund
Investor Shares	19.4
Vanguard Total International Bond Index
Fund Investor Shares	5.8

Total Fund Volatility Measures
		MSCI US
	Target 2030	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.93
Beta	1.00	0.77

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.17%.

59

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2015

Target Retirement 2030 Fund

Target 2030 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2030
Fund	6/7/2006	7.77%	10.28%	2.05%	4.65%	6.70%

See Financial Highlights for dividend and capital gains information.

60

Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (52.1%)
Vanguard Total Stock Market Index Fund Investor Shares	256,714,457	13,415,897

International Stock Fund (22.7%)
Vanguard Total International Stock Index Fund Investor Shares	361,667,494	5,833,697

U.S. Bond Fund (19.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	454,663,156	4,978,562

International Bond Fund (5.8%)
Vanguard Total International Bond Index Fund Investor Shares	138,848,921	1,499,568
Total Investment Companies (Cost $20,048,598)		25,727,724
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $57,472)	57,472,042	57,472
Total Investments (100.1%) (Cost $20,106,070)		25,785,196
Other Assets and Liabilities (-0.1%)
Other Assets		113,153
Liabilities		(151,407)
		(38,254)
Net Assets (100%)
Applicable to 866,587,306 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		25,746,942
Net Asset Value Per Share		$29.71

61

Target Retirement 2030 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	19,927,050
Undistributed Net Investment Income	107,406
Accumulated Net Realized Gains	33,360
Unrealized Appreciation (Depreciation)	5,679,126
Net Assets	25,746,942

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	245,783
Net Investment Income—Note B	245,783
Realized Net Gain (Loss)
Capital Gain Distributions Received	14,077
Affiliated Investment Securities Sold	33,296
Realized Net Gain (Loss)	47,373
Change in Unrealized Appreciation (Depreciation) of Investment Securities	808,591
Net Increase (Decrease) in Net Assets Resulting from Operations	1,101,747

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	245,783	454,233
Realized Net Gain (Loss)	47,373	18,970
Change in Unrealized Appreciation (Depreciation)	808,591	1,691,511
Net Increase (Decrease) in Net Assets Resulting from Operations	1,101,747	2,164,714
Distributions
Net Investment Income	(452,595)	(343,337)
Realized Capital Gain[1]	(23,522)	(25,173)
Total Distributions	(476,117)	(368,510)
Capital Share Transactions
Issued	3,957,250	6,870,930
Issued in Lieu of Cash Distributions	466,218	361,941
Redeemed	(2,387,045)	(3,738,811)
Net Increase (Decrease) from Capital Share Transactions	2,036,423	3,494,060
Total Increase (Decrease)	2,662,053	5,290,264
Net Assets
Beginning of Period	23,084,889	17,794,625
End of Period[2]	25,746,942	23,084,889

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $21,900,000 and $23,076,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $107,406,000 and $314,218,000.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2030 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.95	$26.46	$23.51	$19.81	$20.36	$18.84
Investment Operations
Net Investment Income	. 288	. 613	. 540	. 561	. 398	. 453[1]
Capital Gain Distributions Received	.017	.002	.027	.044	.011	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.042	2.402	2.897	3.580	(.542)	1.453
Total from Investment Operations	1.347	3.017	3.464	4.185	(.133)	1.906
Distributions
Dividends from Net Investment Income	(. 558)	(. 491)	(. 499)	(. 468)	(. 395)	(. 386)
Distributions from Realized Capital Gains	(. 029)	(. 036)	(. 015)	(. 017)	(. 022)	—
Total Distributions	(. 587)	(. 527)	(. 514)	(. 485)	(. 417)	(. 386)
Net Asset Value, End of Period	$29.71	$28.95	$26.46	$23.51	$19.81	$20.36

Total Return[2]	4.68%	11.51%	15.05%	21.43%	-0.83%	10.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,747	$23,085	$17,795	$12,647	$8,245	$6,533
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.17%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.16%	2.30%	2.66%	1.91%	2.32%
Portfolio Turnover Rate	12%	7%	14%	4%	19%[3]	9%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Target Retirement 2030 Fund

Notes to Financial Statements

Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

66

Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $20,106,070,000. Net unrealized appreciation of investment securities for tax purposes was $5,679,126,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	135,180	244,389
Issued in Lieu of Cash Distributions	15,901	13,157
Redeemed	(81,768)	(132,691)
Net Increase (Decrease) in Shares Outstanding	69,313	124,855

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Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities	Dividend Distributions		Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,481	NA1	NA1	9	—	57,472
Vanguard Total Bond Market II
Index Fund	4,502,744	969,116	585,778	53,189	14,077	4,978,562
Vanguard Total International
Bond Index Fund	1,119,160	378,456	41,849	9,607	—	1,499,568
Vanguard Total International
Stock Index Fund	5,149,989	743,929	—	60,074	—	5,833,697
Vanguard Total Stock Market
Index Fund	12,292,549	1,146,669	789,149	122,904	—	13,415,897
Total	23,070,923	3,238,170	1,416,776	245,783	14,077	25,785,196
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,032.94	$0.81
Target Retirement 2010 Fund	$1,000.00	$1,035.73	$0.81
Target Retirement 2015 Fund	$1,000.00	$1,040.06	$0.81
Target Retirement 2020 Fund	$1,000.00	$1,044.73	$0.82
Target Retirement 2025 Fund	$1,000.00	$1,045.87	$0.87
Target Retirement 2030 Fund	$1,000.00	$1,046.80	$0.87
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.13	$0.81
Target Retirement 2010 Fund	$1,000.00	$1,024.13	$0.81
Target Retirement 2015 Fund	$1,000.00	$1,024.13	$0.81
Target Retirement 2020 Fund	$1,000.00	$1,024.13	$0.81
Target Retirement 2025 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,024.08	$0.86

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.16%, 0.16%, 0.16%, 0.16%, 0.17%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer groups. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

71

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target Today Funds Average: Mixed-Asset Target Conservative Funds Average though June 30, 2012; Mixed-Asset Target Today Funds Average thereafter.

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Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

73

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739 Institutional Investor Services > 800-523-1036 Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q3082 052015

Semiannual Report | March 31, 2015

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	9
Target Retirement 2040 Fund.	19
Target Retirement 2045 Fund.	29
Target Retirement 2050 Fund.	39
Target Retirement 2055 Fund.	49
Target Retirement 2060 Fund.	59
About Your Fund’s Expenses.	69
Trustees Approve Advisory Arrangement.	71
Glossary.	72

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Target Retirement 2035 Fund	4.77%
Target 2035 Composite Index	4.81
Mixed-Asset Target 2035 Funds Average	4.40
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2040 Fund	4.75%
Target 2040 Composite Index	4.88
Mixed-Asset Target 2040 Funds Average	4.60
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2045 Fund	4.73%
Target 2045 Composite Index	4.88
Mixed-Asset Target 2045 Funds Average	4.71
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2050 Fund	4.73%
Target 2050 Composite Index	4.88
Mixed-Asset Target 2050 Funds Average	4.89
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2055 Fund	4.74%
Target 2055 Composite Index	4.88
Mixed-Asset Target 2055+ Funds Average	4.94
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
Vanguard Target Retirement 2060 Fund	4.70%
Target 2060 Composite Index	4.88
Mixed-Asset Target 2055+ Funds Average	4.94
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
IN
For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

U.S. stocks continued to gain ground over the six months ended March 31, 2015. Although international stocks did the same, falling foreign currencies washed out returns for U.S. investors. U.S. bonds, meanwhile, generated positive results, as did international bonds when their returns for U.S. investors were hedged against currency fluctuations.

Returns for the six Vanguard Target Retirement Funds covered in this report—those with retirement dates of 2035 through 2060—were at or just above 4.70%. (The Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030 are covered in a separate report.)

As the box on page 5 explains, the Target Retirement Funds will gradually expand their international stock and bond exposure by the end of 2015. This move will further enhance the diversification of your investments. Importantly, the overall allocation of stocks and bonds will remain the same, as will the Target Retirement Funds’ overall asset allocation strategy.

The Fed’s cautious approach was favorable for U.S. stocks
The broad U.S. stock market returned about 7% for the six months ended March 31. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.based multinational corporations.

Overall, stocks responded favorably to both the Federal Reserve’s cautious approach to raising shortterm interest rates and the monetary stimulus efforts of other central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices

Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safehaven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for shortterm interest rates continued to cap returns for money market funds and savings accounts.

As U.S. equities rose, the funds’ tilt toward stocks lifted returns

The Vanguard Target Retirement Funds are broadly diversified “funds of funds,” investing in four or five underlying Vanguard stock and bond index funds and gradually recalibrating their allocations as the specified retirement date approaches. Each Target Retirement Fund shifts from an allocation emphasizing stocks for longterm growth to a more conservative one emphasizing bonds. This gradual shift is prudent for investors nearing or in retirement who want to preserve their assets and generate income.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.18%	0.47%
Target Retirement 2040 Fund	0.18	0.53
Target Retirement 2045 Fund	0.18	0.47
Target Retirement 2050 Fund	0.18	0.51
Target Retirement 2055 Fund	0.18	0.46
Target Retirement 2060 Fund	0.18	0.46

The fund expense figures shown—drawn from the prospectus dated January 27, 2015—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.17% for the 2035 Fund, 0.18% for the 2040 Fund, 0.18% for the 2045 Fund, 0.18% for the 2050 Fund, 0.18% for the 2055 Fund, and 0.18% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds, for the 2055 and 2060 Funds, Mixed-Asset Target 2055+ Funds.

International diversification increasing for Target Retirement Funds

The Vanguard Target Retirement Funds will expand their international exposure by the end of 2015, further enhancing the diversification of your investments. The amount allocated to international stocks will increase from 30% to 40% of the overall stock allocation, and the amount allocated to international bonds will increase from 20% to 30% of the overall bond allocation.

Although the allocation to domestic stocks and bonds will be reduced, the overall allocation of stocks and bonds will remain the same. And we aren’t changing the Target Retirement Funds’ overall asset allocation strategy, which involves gradually shifting emphasis from more aggressive investments to more conservative ones based on each fund’s target date—the approximate year when an investor in the fund would retire.

By boosting the funds’ international exposure, we aim to lower their longterm volatility. Research has shown that nonU.S. stocks have diversified the returns of U.S. stocks on average over time. With fixed income, the primary factors driving international bond prices differ from those for U.S. bonds, providing a diversification benefit.

The chart below shows how we’re adjusting the allocations to further diversify the funds.

Target Retirement Funds are adding more international stocks and bonds

The funds covered in this report are designed for investors who anticipate retiring sometime after 2030 and therefore need to invest for longterm growth. That’s why the funds allocate more to stocks than their counterparts with earlier target dates. The funds’ current stock allocations range from about 82% of assets in the 2035 fund to nearly 90% in the 2060 fund.

Because U.S. stocks continued to rise, all six funds comfortably posted returns in positive territory for the six months. For their U.S. stock exposure, the funds invest in Vanguard Total Stock Market Index Fund, which returned 7.07%. (Returns cited for underlying funds are for Investor Shares.)

Outside the United States, equities also mostly gained ground. The six funds obtain their foreign stock exposure through Vanguard Total International Stock Index Fund. However, its results were affected by the decline in value of foreign currencies versus the U.S. dollar. The currency effect translated into a –0.32% return for this holding.

The funds’ bond holdings added to their positive results

The fixed income component in the six funds is represented by two bond funds. Their core U.S. bond holding, Vanguard Total Bond Market II Index Fund, returned 3.41% as bonds continued to benefit from relatively stable inflation.

The second bond holding, Vanguard Total International Bond Index Fund, returned 4.69%. International bonds were helped as Europe and Japan maintained extraordinarily accommodative monetary policies that drove down yields and boosted bond prices.

It’s important to note that the Total International Bond Index Fund uses currency exchange contracts to minimize the effects of currency fluctuations; this policy largely erased the negative effect of converting foreign bond returns into more expensive U.S. dollars during the six months.

Our focus on balanced investing has roots going back many decades

On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success: • Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds. • Cost. Minimize cost.

• Discipline. Maintain perspective and longterm discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

The Wellington Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. This strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

April 15, 2015

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$17.79	$18.26	$0.368	$0.005
Target Retirement 2040 Fund	$29.66	$30.47	$0.574	$0.017
Target Retirement 2045 Fund	$18.61	$19.10	$0.383	$0.003
Target Retirement 2050 Fund	$29.53	$30.32	$0.596	$0.004
Target Retirement 2055 Fund	$31.80	$32.74	$0.554	$0.006
Target Retirement 2060 Fund	$28.03	$28.87	$0.464	$0.007

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	57.5%
Vanguard Total International Stock Index
Fund Investor Shares	24.9
Vanguard Total Bond Market II Index Fund
Investor Shares	13.5
Vanguard Total International Bond Index
Fund Investor Shares	4.1

Total Fund Volatility Measures
		MSCI US
	Target 2035	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Target Retirement 2035 Fund

Target 2035 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2035
Fund	10/27/2003	7.92%	10.76%	2.21%	4.75%	6.96%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (57.4%)
Vanguard Total Stock Market Index Fund Investor Shares	287,819,721	15,041,459

International Stock Fund (24.9%)
Vanguard Total International Stock Index Fund Investor Shares	404,981,262	6,532,348

U.S. Bond Fund (13.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	323,497,526	3,542,298

International Bond Fund (4.1%)
Vanguard Total International Bond Index Fund Investor Shares	100,095,026	1,081,026
Total Investment Companies (Cost $19,511,534)		26,197,131
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $48,508)	48,508,268	48,508
Total Investments (100.1%) (Cost $19,560,042)		26,245,639
Other Assets and Liabilities (-0.1%)
Other Assets		83,934
Liabilities		(101,407)
		(17,473)
Net Assets (100%)
Applicable to 1,436,727,707 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		26,228,166
Net Asset Value Per Share		$18.26

Target Retirement 2035 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	19,410,149
Undistributed Net Investment Income	107,688
Accumulated Net Realized Gains	24,732
Unrealized Appreciation (Depreciation)	6,685,597
Net Assets	26,228,166

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	250,408
Net Investment Income—Note B	250,408
Realized Net Gain (Loss)
Capital Gain Distributions Received	9,997
Affiliated Investment Securities Sold	34,229
Realized Net Gain (Loss)	44,226
Change in Unrealized Appreciation (Depreciation) of Investment Securities	849,258
Net Increase (Decrease) in Net Assets Resulting from Operations	1,143,892

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	250,408	478,271
Realized Net Gain (Loss)	44,226	13,398
Change in Unrealized Appreciation (Depreciation)	849,258	1,929,163
Net Increase (Decrease) in Net Assets Resulting from Operations	1,143,892	2,420,832
Distributions
Net Investment Income	(497,437)	(393,936)
Realized Capital Gain[1]	(6,759)	—
Total Distributions	(504,196)	(393,936)
Capital Share Transactions
Issued	3,336,023	5,931,912
Issued in Lieu of Cash Distributions	495,809	388,557
Redeemed	(2,069,477)	(3,547,498)
Net Increase (Decrease) from Capital Share Transactions	1,762,355	2,772,971
Total Increase (Decrease)	2,402,051	4,799,867
Net Assets
Beginning of Period	23,826,115	19,026,248
End of Period[2]	26,228,166	23,826,115

1 Includes fiscal 2015 short-term gain distributions totaling $6,759,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $107,688,000 and $354,717,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.79	$16.16	$14.15	$11.77	$12.22	$11.31
Investment Operations
Net Investment Income	.178	.359	.340	.344	.235	.250
Capital Gain Distributions Received	.007	.001	.011	.016	.006	—
Net Realized and Unrealized Gain (Loss)
on Investments	.658	1.594	1.972	2.307	(.402)	.898
Total from Investment Operations	.843	1.954	2.323	2.667	(.161)	1.148
Distributions
Dividends from Net Investment Income	(. 368)	(. 324)	(. 307)	(. 281)	(. 236)	(. 238)
Distributions from Realized Capital Gains	(. 005)	—	(. 006)	(. 006)	(. 053)	—
Total Distributions	(. 373)	(. 324)	(. 313)	(. 287)	(. 289)	(. 238)
Net Asset Value, End of Period	$18.26	$17.79	$16.16	$14.15	$11.77	$12.22

Total Return[1]	4.77%	12.20%	16.77%	22.98%	-1.55%	10.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $26,228		$23,826	$19,026	$14,220	$10,239	$9,223
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.17%	2.33%	2.68%	1.81%	2.24%
Portfolio Turnover Rate	10%	6%	12%	6%	18%[2]	6%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2014, the fund had available capital losses totaling $11,731,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2015, the cost of investment securities for tax purposes was $19,560,042,000. Net unrealized appreciation of investment securities for tax purposes was $6,685,597,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	185,511	343,642
Issued in Lieu of Cash Distributions	27,499	23,005
Redeemed	(115,404)	(204,875)
Net Increase (Decrease) in Shares Outstanding	97,606	161,772

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,365	NA1	NA1	8	—	48,508
Vanguard Total Bond Market II
Index Fund	3,195,065	742,544	461,414	37,744	9,997	3,542,298
Vanguard Total International
Bond Index Fund	798,045	314,104	62,200	6,841	—	1,081,026
Vanguard Total International
Stock Index Fund	5,876,678	723,648	—	67,694	—	6,532,348
Vanguard Total Stock Market
Index Fund	13,938,024	988,514	739,365	138,121	—	15,041,459
Total	23,817,178	2,768,810	1,262,979	250,408	9,997	26,245,639
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.3%
Vanguard Total International Stock Index
Fund Investor Shares	27.6
Vanguard Total Bond Market II Index Fund
Investor Shares	7.9
Vanguard Total International Bond Index
Fund Investor Shares	2.2

Total Fund Volatility Measures
		MSCI US
	Target 2040	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2015

Target Retirement 2040 Fund

Target 2040 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2040
Fund	6/7/2006	7.91%	11.06%	2.01%	4.95%	6.96%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.2%)
Vanguard Total Stock Market Index Fund Investor Shares	212,246,870	11,092,021

International Stock Fund (27.6%)
Vanguard Total International Stock Index Fund Investor Shares	305,576,782	4,928,953

U.S. Bond Fund (7.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	129,080,239	1,413,429

International Bond Fund (2.2%)
Vanguard Total International Bond Index Fund Investor Shares	36,385,535	392,964
Total Investment Companies (Cost $13,576,556)		17,827,367
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $14,893)	14,892,947	14,893
Total Investments (100.0%) (Cost $13,591,449)		17,842,260
Other Assets and Liabilities (0.0%)
Other Assets		41,587
Liabilities		(35,470)
		6,117
Net Assets (100%)
Applicable to 585,744,894 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,848,377
Net Asset Value Per Share		$30.47

Target Retirement 2040 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	13,520,161
Undistributed Net Investment Income	71,988
Accumulated Net Realized Gains	5,417
Unrealized Appreciation (Depreciation)	4,250,811
Net Assets	17,848,377

See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	168,783
Net Investment Income—Note B	168,783
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,006
Affiliated Investment Securities Sold	7,427
Realized Net Gain (Loss)	11,433
Change in Unrealized Appreciation (Depreciation) of Investment Securities	594,062
Net Increase (Decrease) in Net Assets Resulting from Operations	774,278

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	168,783	313,519
Realized Net Gain (Loss)	11,433	9,137
Change in Unrealized Appreciation (Depreciation)	594,062	1,291,043
Net Increase (Decrease) in Net Assets Resulting from Operations	774,278	1,613,699
Distributions
Net Investment Income	(314,421)	(233,406)
Realized Capital Gain[1]	(9,312)	(3,268)
Total Distributions	(323,733)	(236,674)
Capital Share Transactions
Issued	2,748,071	4,886,111
Issued in Lieu of Cash Distributions	317,441	232,555
Redeemed	(1,579,323)	(2,596,989)
Net Increase (Decrease) from Capital Share Transactions	1,486,189	2,521,677
Total Increase (Decrease)	1,936,734	3,898,702
Net Assets
Beginning of Period	15,911,643	12,012,941
End of Period[2]	17,848,377	15,911,643

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $8,764,000 and $467,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $71,988,000 and $217,626,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.66	$26.80	$23.26	$19.26	$20.03	$18.52
Investment Operations
Net Investment Income	. 291.593		.546	.559	. 369	. 393
Capital Gain Distributions Received	.007	.001	.012	.022	.006	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.103	2.773	3.485	3.872	(.705)	1.485
Total from Investment Operations	1.401	3.367	4.043	4.453	(.330)	1.878
Distributions
Dividends from Net Investment Income	(. 574)	(. 500)	(. 496)	(. 444)	(. 368)	(. 368)
Distributions from Realized Capital Gains	(. 017)	(. 007)	(. 007)	(. 009)	(. 072)	—
Total Distributions	(. 591)	(. 507)	(. 503)	(. 453)	(. 440)	(. 368)
Net Asset Value, End of Period	$30.47	$29.66	$26.80	$23.26	$19.26	$20.03

Total Return[1]	4.75%	12.66%	17.75%	23.43%	-1.87%	10.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,848	$15,912	$12,013	$7,982	$4,977	$3,831
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.18%	2.36%	2.69%	1.79%	2.23%
Portfolio Turnover Rate	9%	6%	9%	3%	15%[2]	7%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $13,591,449,000. Net unrealized appreciation of investment securities for tax purposes was $4,250,811,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	91,677	169,864
Issued in Lieu of Cash Distributions	10,543	8,261
Redeemed	(52,856)	(90,018)
Net Increase (Decrease) in Shares Outstanding	49,364	88,107

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	10,023	NA1	NA1	6	—	14,893
Vanguard Total Bond Market II
Index Fund	1,274,711	283,449	171,072	15,106	4,006	1,413,429
Vanguard Total International
Bond Index Fund	318,470	89,457	27,345	2,720	—	392,964
Vanguard Total International
Stock Index Fund	4,262,284	830,886	110,643	49,793	—	4,928,953
Vanguard Total Stock Market
Index Fund	10,056,868	873,384	454,571	101,158	—	11,092,021
Total	15,922,356	2,077,176	763,631	168,783	4,006	17,842,260
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.2%
Vanguard Total International Stock Index
Fund Investor Shares	27.6
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.2

Total Fund Volatility Measures
		MSCI US
	Target 2045	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.01	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Target Retirement 2045 Fund

Target 2045 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2045
Fund	10/27/2003	7.92%	11.06%	2.16%	5.10%	7.26%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.2%)
Vanguard Total Stock Market Index Fund Investor Shares	192,624,715	10,066,567

International Stock Fund (27.5%)
Vanguard Total International Stock Index Fund Investor Shares	276,474,521	4,459,534

U.S. Bond Fund (7.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	117,432,390	1,285,885

International Bond Fund (2.2%)
Vanguard Total International Bond Index Fund Investor Shares	32,482,429	350,810
Total Investment Companies (Cost $12,048,492)		16,162,796
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $12,340)	12,339,889	12,340
Total Investments (99.9%) (Cost $12,060,832)		16,175,136
Other Assets and Liabilities (0.1%)
Other Assets		32,969
Liabilities		(20,476)
		12,493
Net Assets (100%)
Applicable to 847,698,967 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,187,629
Net Asset Value Per Share		$19.10

Target Retirement 2045 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	12,015,347
Undistributed Net Investment Income	65,269
Accumulated Net Realized Losses	(7,291)
Unrealized Appreciation (Depreciation)	4,114,304
Net Assets	16,187,629

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	153,129
Net Investment Income—Note B	153,129
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,643
Affiliated Investment Securities Sold	7,610
Realized Net Gain (Loss)	11,253
Change in Unrealized Appreciation (Depreciation) of Investment Securities	536,569
Net Increase (Decrease) in Net Assets Resulting from Operations	700,951

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	153,129	290,564
Realized Net Gain (Loss)	11,253	8,412
Change in Unrealized Appreciation (Depreciation)	536,569	1,216,259
Net Increase (Decrease) in Net Assets Resulting from Operations	700,951	1,515,235
Distributions
Net Investment Income	(303,599)	(234,723)
Realized Capital Gain[1]	(2,378)	—
Total Distributions	(305,977)	(234,723)
Capital Share Transactions
Issued	2,337,885	3,903,286
Issued in Lieu of Cash Distributions	301,446	231,884
Redeemed	(1,337,980)	(2,365,499)
Net Increase (Decrease) from Capital Share Transactions	1,301,351	1,769,671
Total Increase (Decrease)	1,696,325	3,050,183
Net Assets
Beginning of Period	14,491,304	11,441,121
End of Period[2]	16,187,629	14,491,304

1 Includes fiscal 2015 short-term gain distributions totaling $2,378,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $65,269,000 and $215,739,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.61	$16.82	$14.61	$12.10	$12.64	$11.70
Investment Operations
Net Investment Income	.183	.376	.350	.354	.237	.257
Capital Gain Distributions Received	.005	.001	.008	.014	.005	—
Net Realized and Unrealized Gain (Loss)
on Investments	.688	1.747	2.173	2.433	(.436)	.929
Total from Investment Operations	.876	2.124	2.531	2.801	(.194)	1.186
Distributions
Dividends from Net Investment Income	(. 383)	(. 334)	(. 316)	(. 286)	(. 242)	(. 246)
Distributions from Realized Capital Gains	(. 003)	—	(. 005)	(. 005)	(.104)	—
Total Distributions	(. 386)	(. 334)	(. 321)	(. 291)	(. 346)	(. 246)
Net Asset Value, End of Period	$19.10	$18.61	$16.82	$14.61	$12.10	$12.64

Total Return[1]	4.73%	12.73%	17.70%	23.47%	-1.82%	10.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,188	$14,491	$11,441	$8,163	$5,702	$4,918
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.02%	2.17%	2.36%	2.70%	1.79%	2.24%
Portfolio Turnover Rate	8%	7%	10%	7%	16%[2]	6%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2014, the fund had available capital losses totaling $15,266,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2015, the cost of investment securities for tax purposes was $12,060,832,000. Net unrealized appreciation of investment securities for tax purposes was $4,114,304,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	124,265	216,231
Issued in Lieu of Cash Distributions	15,975	13,130
Redeemed	(71,349)	(130,624)
Net Increase (Decrease) in Shares Outstanding	68,891	98,737

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	8,935	NA1	NA1	6	—	12,340
Vanguard Total Bond Market II
Index Fund	1,160,867	262,809	161,572	13,709	3,643	1,285,885
Vanguard Total International
Bond Index Fund	289,934	92,736	43,155	2,467	—	350,810
Vanguard Total International
Stock Index Fund	3,881,078	720,001	92,415	45,157	—	4,459,534
Vanguard Total Stock Market
Index Fund	9,155,174	673,909	320,748	91,790	—	10,066,567
Total	14,495,988	1,749,455	617,890	153,129	3,643	16,175,136
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2050 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.1%
Vanguard Total International Stock Index
Fund Investor Shares	27.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.8
Vanguard Total International Bond Index
Fund Investor Shares	2.2

Total Fund Volatility Measures
		MSCI US
	Target 2050	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2015

Target Retirement 2050 Fund

Target 2050 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2050
Fund	6/7/2006	7.91%	11.06%	2.03%	4.98%	7.01%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.0%)
Vanguard Total Stock Market Index Fund Investor Shares	100,208,215	5,236,881

International Stock Fund (27.9%)
Vanguard Total International Stock Index Fund Investor Shares	145,986,620	2,354,764

U.S. Bond Fund (7.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	60,413,298	661,526

International Bond Fund (2.2%)
Vanguard Total International Bond Index Fund Investor Shares	17,322,756	187,086
Total Investment Companies (Cost $6,549,863)		8,440,257
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $10,828)	10,827,765	10,828
Total Investments (100.0%) (Cost $6,560,691)		8,451,085
Other Assets and Liabilities (0.0%)
Other Assets		28,630
Liabilities		(24,464)
		4,166
Net Assets (100%)
Applicable to 278,834,518 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,455,251
Net Asset Value Per Share		$30.32

Target Retirement 2050 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,529,806
Undistributed Net Investment Income	33,902
Accumulated Net Realized Gains	1,149
Unrealized Appreciation (Depreciation)	1,890,394
Net Assets	8,455,251

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	79,258
Net Investment Income—Note B	79,258
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,875
Affiliated Investment Securities Sold	5,511
Realized Net Gain (Loss)	7,386
Change in Unrealized Appreciation (Depreciation) of Investment Securities	274,925
Net Increase (Decrease) in Net Assets Resulting from Operations	361,569

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,258	143,739
Realized Net Gain (Loss)	7,386	2,188
Change in Unrealized Appreciation (Depreciation)	274,925	583,773
Net Increase (Decrease) in Net Assets Resulting from Operations	361,569	729,700
Distributions
Net Investment Income	(153,721)	(108,671)
Realized Capital Gain[1]	(1,032)	—
Total Distributions	(154,753)	(108,671)
Capital Share Transactions
Issued	1,632,767	2,587,083
Issued in Lieu of Cash Distributions	151,750	106,886
Redeemed	(925,342)	(1,280,848)
Net Increase (Decrease) from Capital Share Transactions	859,175	1,413,121
Total Increase (Decrease)	1,065,991	2,034,150
Net Assets
Beginning of Period	7,389,260	5,355,110
End of Period[2]	8,455,251	7,389,260

1 Includes fiscal 2015 short-term gain distributions totaling $1,032,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $33,902,000 and $108,365,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.53	$26.69	$23.16	$19.17	$20.10	$18.58
Investment Operations
Net Investment Income	. 285.586		.539	.549	. 360	. 399
Capital Gain Distributions Received	.007	.001	.012	.022	.006	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.098	2.771	3.473	3.866	(.682)	1.492
Total from Investment Operations	1.390	3.358	4.024	4.437	(.316)	1.891
Distributions
Dividends from Net Investment Income	(. 596)	(. 518)	(. 487)	(. 439)	(. 370)	(. 371)
Distributions from Realized Capital Gains	(. 004)	—	(. 007)	(. 008)	(. 244)	—
Total Distributions	(. 600)	(. 518)	(. 494)	(. 447)	(. 614)	(. 371)
Net Asset Value, End of Period	$30.32	$29.53	$26.69	$23.16	$19.17	$20.10

Total Return[1]	4.73%	12.69%	17.74%	23.46%	-1.89%	10.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,455	$7,389	$5,355	$3,467	$2,074	$1,517
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.19%	2.36%	2.70%	1.79%	2.21%
Portfolio Turnover Rate	12%	7%	9%	4%	15%[2]	10%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2014, the fund had available capital losses totaling $3,440,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2015, the cost of investment securities for tax purposes was $6,560,691,000. Net unrealized appreciation of investment securities for tax purposes was $1,890,394,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	54,639	90,220
Issued in Lieu of Cash Distributions	5,063	3,813
Redeemed	(31,084)	(44,461)
Net Increase (Decrease) in Shares Outstanding	28,618	49,572

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	5,041	NA1	NA1	4	—	10,828
Vanguard Total Bond Market II
Index Fund	599,028	162,244	112,033	7,075	1,875	661,526
Vanguard Total International
Bond Index Fund	147,582	52,819	19,133	1,272	—	187,086
Vanguard Total International
Stock Index Fund	1,990,809	457,698	67,680	23,418	—	2,354,764
Vanguard Total Stock Market
Index Fund	4,653,479	552,385	257,377	47,489	—	5,236,881
Total	7,395,939	1,225,146	456,223	79,258	1,875	8,451,085
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2055 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	61.6%
Vanguard Total International Stock Index
Fund Investor Shares	28.3
Vanguard Total Bond Market II Index Fund
Investor Shares	7.6
Vanguard Total International Bond Index
Fund Investor Shares	2.5

Total Fund Volatility Measures
		MSCI US
	Target 2055	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 18, 2010, Through March 31, 2015

Target Retirement 2055 Fund

Target 2055 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2055
Fund	8/18/2010	7.89%	1.85%	11.35%	13.20%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (61.5%)
Vanguard Total Stock Market Index Fund Investor Shares	26,132,640	1,365,692

International Stock Fund (28.2%)
Vanguard Total International Stock Index Fund Investor Shares	38,866,964	626,924

U.S. Bond Fund (7.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	15,323,690	167,794

International Bond Fund (2.5%)
Vanguard Total International Bond Index Fund Investor Shares	5,123,144	55,330
Total Investment Companies (Cost $1,928,747)		2,215,740
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $3,449)	3,449,185	3,449
Total Investments (99.9%) (Cost $1,932,196)		2,219,189
Other Assets and Liabilities (0.1%)
Other Assets		8,326
Liabilities		(5,495)
		2,831
Net Assets (100%)
Applicable to 67,874,483 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,222,020
Net Asset Value Per Share		$32.74

Target Retirement 2055 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,926,175
Undistributed Net Investment Income	8,691
Accumulated Net Realized Gains	161
Unrealized Appreciation (Depreciation)	286,993
Net Assets	2,222,020

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	19,613
Net Investment Income—Note B	19,613
Realized Net Gain (Loss)
Capital Gain Distributions Received	454
Affiliated Investment Securities Sold	702
Realized Net Gain (Loss)	1,156
Change in Unrealized Appreciation (Depreciation) of Investment Securities	67,205
Net Increase (Decrease) in Net Assets Resulting from Operations	87,974

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,613	29,476
Realized Net Gain (Loss)	1,156	(194)
Change in Unrealized Appreciation (Depreciation)	67,205	108,847
Net Increase (Decrease) in Net Assets Resulting from Operations	87,974	138,129
Distributions
Net Investment Income	(31,961)	(17,283)
Realized Capital Gain[1]	(346)	(145)
Total Distributions	(32,307)	(17,428)
Capital Share Transactions
Issued	684,364	928,250
Issued in Lieu of Cash Distributions	31,653	17,158
Redeemed	(219,287)	(311,373)
Net Increase (Decrease) from Capital Share Transactions	496,730	634,035
Total Increase (Decrease)	552,397	754,736
Net Assets
Beginning of Period	1,669,623	914,887
End of Period[2]	2,222,020	1,669,623

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $288,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,691,000 and $21,039,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Financial Highlights

	Six Months					Aug. 18,
	Ended					2010[1] to
			Year Ended September 30,
For a Share Outstanding	March 31,					Sept. 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.80	$28.67	$24.81	$20.45	$20.98	$20.00
Investment Operations
Net Investment Income	. 330 [2]	.577	.641[2]	.540	. 388 [2]	.063
Capital Gain Distributions Received	.008 [2]	.001	.011[2]	.022	.001	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.162	3.033	3.668	4.202	(.698)	.917
Total from Investment Operations	1.500	3.611	4.320	4.764	(.309)	.980
Distributions
Dividends from Net Investment Income	(. 554)	(. 477)	(. 447)	(. 391)	(.179)	—
Distributions from Realized Capital Gains	(. 006)	(. 004)	(. 013)	(. 013)	(. 042)	—
Total Distributions	(. 560)	(. 481)	(. 460)	(. 404)	(. 221)	—
Net Asset Value, End of Period	$32.74	$31.80	$28.67	$24.81	$20.45	$20.98

Total Return[3]	4.74%	12.69%	17.73%	23.56%	-1.58%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,222	$1,670	$915	$381	$124	$2
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.19%	0.22%[4]
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.22%	2.39%	2.76%	1.71%	2.73%[4]
Portfolio Turnover Rate	9%	7%	9%	3%	12%[5]	3%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At March 31, 2015, the cost of investment securities for tax purposes was $1,932,196,000. Net unrealized appreciation of investment securities for tax purposes was $286,993,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	21,226	30,025
Issued in Lieu of Cash Distributions	978	569
Redeemed	(6,828)	(10,007)
Net Increase (Decrease) in Shares Outstanding	15,376	20,587

Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,341	NA1	NA1	2	—	3,449
Vanguard Total Bond Market II
Index Fund	133,540	65,625	34,327	1,719	454	167,794
Vanguard Total International
Bond Index Fund	33,353	22,293	1,686	313	—	55,330
Vanguard Total International
Stock Index Fund	450,284	191,245	9,633	5,746	—	626,924
Vanguard Total Stock Market
Index Fund	1,049,374	288,876	41,111	11,833	—	1,365,692
Total	1,668,892	568,039	86,757	19,613	454	2,219,189
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

Target Retirement 2060 Fund

Fund Profile
As of March 31, 2015

Total Fund Characteristics

Ticker Symbol	VTTSX
30-Day SEC Yield	2.03%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2060	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.89

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2015—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2015, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 19, 2012, Through March 31, 2015

Target Retirement 2060 Fund

Target 2060 Composite Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2060
Fund	1/19/2012	7.89%	1.56%	12.20%	13.76%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (61.8%)
Vanguard Total Stock Market Index Fund Investor Shares	7,977,421	416,900

International Stock Fund (27.9%)
Vanguard Total International Stock Index Fund Investor Shares	11,642,907	187,800

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	4,356,027	47,699

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	1,870,013	20,196
Total Investment Companies (Cost $607,679)		672,595
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
1 Vanguard Market Liquidity Fund, 0.128% (Cost $4,049)	4,048,957	4,049
Total Investments (100.4%) (Cost $611,728)		676,644
Other Assets and Liabilities (-0.4%)
Other Assets		2,432
Liabilities		(4,848)
		(2,416)
Net Assets (100%)
Applicable to 23,350,308 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		674,228
Net Asset Value Per Share		$28.87

Target Retirement 2060 Fund

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	606,638
Undistributed Net Investment Income	2,670
Accumulated Net Realized Gains	4
Unrealized Appreciation (Depreciation)	64,916
Net Assets	674,228

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Income Distributions Received	5,896
Net Investment Income—Note B	5,896
Realized Net Gain (Loss)
Capital Gain Distributions Received	134
Affiliated Investment Securities Sold	85
Realized Net Gain (Loss)	219
Change in Unrealized Appreciation (Depreciation) of Investment Securities	20,565
Net Increase (Decrease) in Net Assets Resulting from Operations	26,680

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,896	8,027
Realized Net Gain (Loss)	219	(20)
Change in Unrealized Appreciation (Depreciation)	20,565	27,610
Net Increase (Decrease) in Net Assets Resulting from Operations	26,680	35,617
Distributions
Net Investment Income	(8,995)	(3,832)
Realized Capital Gain[1]	(136)	(10)
Total Distributions	(9,131)	(3,842)
Capital Share Transactions
Issued	251,417	355,026
Issued in Lieu of Cash Distributions	8,983	3,794
Redeemed	(89,131)	(122,342)
Net Increase (Decrease) from Capital Share Transactions	171,269	236,478
Total Increase (Decrease)	188,818	268,253
Net Assets
Beginning of Period	485,410	217,157
End of Period[2]	674,228	485,410

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $116,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,670,000 and $5,769,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Financial Highlights

	Six Months			Jan. 19,
		Year Ended
	Ended			2012[1] to
		September 30,
	March 31,			Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.03	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	. 294 [2]	.615 [2]	.581[2]	.218
Capital Gain Distributions Received	.007[2]	.001[2]	.007 [2]	.002
Net Realized and Unrealized Gain (Loss) on Investments	1.010	2.572	3.203	1.520
Total from Investment Operations	1.311	3.188	3.791	1.740
Distributions
Dividends from Net Investment Income	(.464)	(.367)	(.315)	—
Distributions from Realized Capital Gains	(. 007)	(. 001)	(. 006)	—
Total Distributions	(.471)	(.368)	(.321)	—
Net Asset Value, End of Period	$28.87	$28.03	$25.21	$21.74

Total Return[3]	4.70%	12.72%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$674	$485	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.08%	2.25%	2.45%	2.99%[4]
Portfolio Turnover Rate	7%	11%	10%	40%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2015, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2015, the cost of investment securities for tax purposes was $611,728,000. Net unrealized appreciation of investment securities for tax purposes was $64,916,000, consisting of entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2015	September 30, 2014
	Shares	Shares
	(000)	(000)
Issued	8,858	13,041
Issued in Lieu of Cash Distributions	315	143
Redeemed	(3,143)	(4,478)
Net Increase (Decrease) in Shares Outstanding	6,030	8,706

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	437	NA1	NA1	1	—	4,049
Vanguard Total Bond Market II
Index Fund	39,012	17,850	10,012	512	134	47,699
Vanguard Total International
Bond Index Fund	9,579	10,207	—	93	—	20,196
Vanguard Total International
Stock Index Fund	131,101	59,435	1,531	1,720	—	187,800
Vanguard Total Stock Market
Index Fund	305,530	99,527	8,754	3,570	—	416,900
Total	485,659	187,019	20,297	5,896	134	676,644
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,047.65	$0.87
Target Retirement 2040 Fund	$1,000.00	$1,047.47	$0.92
Target Retirement 2045 Fund	$1,000.00	$1,047.32	$0.92
Target Retirement 2050 Fund	$1,000.00	$1,047.31	$0.92
Target Retirement 2055 Fund	$1,000.00	$1,047.38	$0.92
Target Retirement 2060 Fund	$1,000.00	$1,046.97	$0.92
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2040 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2045 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2050 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2055 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2060 Fund	$1,000.00	$1,024.03	$0.91

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.17%, 0.18%, 0.18%, 0.18%, 0.18%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer groups. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082B 052015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.